UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Item 1. Report to Shareholders

European Stock Fund	April 30, 2017

The views and opinions in this report were current as of April 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

European equities posted double-digit gains in the six months ended April 30, 2017. Investor risk sentiment was bolstered during the period by economic growth in Europe and beyond proving to be more robust than previously expected and positive corporate results, underpinning hopes of a good advance in earnings. Europe’s political environment, which had been shaken by increased support for populist and nationalist figures, appeared to stabilize in the wake of centrist election wins in the Netherlands and France. Although Brexit concerns are still lurking in the background, the positive developments were enough to draw investors back into equities.

As shown in the Performance Comparison table, the European Stock Fund returned 13.40% for the semiannual reporting period ended April 30, 2017, but trailed the MSCI Europe Index and its Lipper peer group average. The fund’s financials and industrials and business services stocks advanced more than 20%, followed closely by our information technology and consumer discretionary shares. Utilities, consumer staples, and telecommunication services performed roughly in line with the broader benchmark, while health care trailed modestly. Our energy shares were moderately positive, but our materials stocks declined. Stock selection benefited performance versus the MSCI index, but sector positioning detracted.

MARKET ENVIRONMENT

The six-month reporting period began on a positive note as Donald Trump’s victory in the U.S. presidential election fueled hopes that his aggressive stimulus proposals would spur stronger economic growth in the U.S. and, by extension, the global economies. At the same time, oil prices and energy shares advanced on the heels of an agreement to cut production by the Organization of the Petroleum Exporting Countries (OPEC). Financials stocks were boosted by the European Central Bank’s (ECB) decision to extend its asset purchase program through 2017, while rising bond yields and a bailout for troubled Italian banks helped the broader banking industry.

The market rally continued into 2017 as economic data suggested that Europe’s economic recovery was gaining momentum. Shares advanced in February amid the strongest corporate earnings season in three years, and risk appetite increased further on hopes for tax reform in the U.S. In March, stocks rose to their highest level since mid-2015 after center-right election victories in the Netherlands tempered fears that a rising tide of populism in the wake of the Brexit referendum would further undermine European unity. At the same time, encouraging economic data showed upswings in manufacturing activity, employment growth, and inflation. In April, a victory by centrist candidate Emmanuel Macron in the first round of the French presidential election over more radical candidates across the political spectrum further elevated market sentiment and benefited stocks. (Macron subsequently won the second and decisive round over populist candidate Marine Le Pen after our reporting period ended.)

According to MSCI, European developed markets equities gained approximately 15% overall for the six-month period, and underlying country returns were all in positive territory. Austria led the way with a 22% gain, and there were also strong advances in Sweden (21%), Spain (19%), and Italy (18%). Regional heavyweights France and Germany returned 17% and 15%, respectively. The UK and Denmark each rose approximately 12%, while Portugal (7%), Belgium (5%), and Norway (5%) posted smaller gains. Every underlying sector in the MSCI Europe Index was positive for the period. Industrials and business services, financials, and information technology were the biggest gainers, followed by consumer discretionary and health care. Materials stocks were roughly in line with the broader index, while consumer staples, real estate, and energy lagged. The defensive utilities and telecommunication services sectors recorded the smallest gains.

The euro declined a modest 0.7% versus the U.S. dollar over the six-month period, while the British pound gained 6.0% as sterling rallied from a sharp devaluation following the Brexit vote in June 2016.

PORTFOLIO HIGHLIGHTS AND POSITIONING

Overall, the fund continues to reflect our disciplined focus on higher-quality companies with superior return potential that can be sustained over a full market and economic cycle and that can be acquired at a discount to our target prices. We have recently been finding attractive purchase opportunities in more defensive areas of the market that may be out of favor with investors, including telecommunication services and regulated utilities.

Our financials stocks generated the fund’s largest absolute gains for the six-month reporting period. The sector benefited from a number of positive factors, including renewed optimism about European and global economic growth, still accommodative monetary policies from the ECB, and hopes that rising inflation will eventually allow for higher interest rates. In terms of positioning, financials represents our largest absolute exposure, and we are modestly overweight versus the benchmark. We continue to be focused on firms that operate in consolidated markets, which should exhibit good pricing power in an improving market and rates environment. Banking was our best industry, led by positions in Intesa Sanpaolo (Italy) and BNP Paribas (France). We initiated a position in CaixaBank, a high-quality Spanish retail bank and financial services provider. CaixaBank has performed well in a challenging low-rate environment, and we expect it will continue to gain market share from competitors. Insurers Allianz (Germany), Prudential (UK), and Zurich Insurance Group (Switzerland) were also strong performers, and we believe good cash flow will improve performance for these holdings over the medium term. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

After posting the portfolio’s steepest overall loss in our last report six months ago, the industrials and business services sector rallied in the most recent reporting period to record the fund’s second-biggest gain. Overall, we retain a significant underweight to the sector and are particularly cautious about more cyclical segments, which have been bid up by stabilization in commodity prices and better economic data from key end markets, including China. We prefer durable capital goods companies, including building materials firm Kingspan (Ireland), professional services firms such as global testing company Bureau Veritas (France), and credit information provider Experian (UK), which were among the fund’s better contributors for the period. We initiated a position in Dutch publishing company Wolters Kluwer, which provides business information and technology solutions to the health, tax, legal, and regulatory fields. We eliminated positions in toll road operator Abertis Infraestructuras (Spain) after a strong run and tobacco products distributor Cia de Distribucion Integral Logista (Spain).

Holdings in the information technology sector generated strong double-digit absolute gains for the fund. We trimmed our exposure to the sector earlier in 2017, but it remains one of our largest overweight positions relative to the benchmark. Our stocks are largely concentrated in the IT services and software industries, where we look for companies with resilient business models supported by strong recurring revenues and attractive structural growth. E-payment provider Wirecard (Germany) was among the fund’s top contributors. The company continues to generate solid organic growth in its core businesses and is well positioned to benefit from a long-term structural increase in mobile payments. Simcorp (Denmark), which provides investment management software and services to the financial industry, was another good performer. We eliminated our position in Amadeus IT (Spain), the world’s largest global distribution system provider, after the share price reached full valuation.

After enjoying strong double-digit gains in our last reporting period, materials was the lone sector in our portfolio to decline in the latest period. The sector remains our largest underweight versus the benchmark due to concerns that a structural supply/demand imbalance will continue to weigh on global commodity prices over the longer term. As a result, we had little exposure to the metals and mining industry—an area that performed well over the six-month period as prices for oil and certain other commodities firmed. Precious metals miner Fresnillo (Mexico), our sole holding in the mining space, weighed heavily on performance. The company’s share price declined in response to the strength of the U.S. dollar following Donald Trump’s election victory and concerns about Mr. Trump’s protectionist rhetoric and its potential impact on Mexico’s trade relationship with the U.S. We eliminated our Fresnillo position in late 2016. Our remaining exposure to the sector is concentrated in two focused, niche-oriented companies. We believe that industrial gas company Air Liquide (France) and catalytic converter manufacturer Johnson Matthey (UK) offer a favorable combination of valuation and growth potential.

From a country perspective, a small allocation to Ireland rose 43% and recorded the fund’s biggest absolute gain for the reporting period. This was followed by gains in Sweden (29%), Germany (22%), and Spain (21%). France and Switzerland advanced 16% and 15%, respectively, while our UK allocation returned nearly 9%. The UK remains our largest country allocation by a wide margin, and we have significant positions in Switzerland, France, and Germany. Switzerland, France, and Italy are our largest overweight allocations versus the MSCI Europe Index. Our overweight to Italy proved costly as the government has struggled to clean up the country’s troubled financial sector and failed to push through important constitutional reforms. Germany, the Netherlands, and the UK are among the portfolio’s largest underweights. Our underweight to Germany detracted from results as the country’s more cyclical companies surged higher on improved risk appetite from investors.

INVESTMENT OUTLOOK

The current market context is positive, reflecting expectations for synchronized global economic growth, including Europe. A weaker euro, stronger economy, and significantly improved earnings expectations for European corporations are also attracting investor interest. In fact, more companies are beating earnings estimates than are falling short, and earnings growth expectations are in the double digits. If this can be sustained over the next couple of years, investors should gain confidence in forward-looking measures that currently show European valuations below those of other developed markets.

There are risks to the positive scenario, however. Centrist election victories in the Netherlands and France have eased concerns about a rising tide of populism, but elections within the next year in Italy, with its often unpredictable and fractious political environment, present another hurdle. Although Europe’s economic expansion appears to be on track, it’s still too early to shrug off Brexit-related uncertainties. Brexit negotiations have yet to begin in earnest, and we are not taking a position on whether they will be messy and contentious or clean and collegial. In the U.S., the stimulus measures promised by Mr. Trump in his election campaign have yet to materialize, which could take some wind from the sails of global economic and risk sentiments.

Whatever the prevailing economic and market conditions may be, we will continue to leverage our independent global research platform to construct a portfolio of European stocks from the bottom up, focusing on companies that we believe are positioned to endure the current uncertainties and emerge as long-term winners.

Thank you for your support and confidence in T. Rowe Price.

Respectfully submitted,

Dean Tenerelli
Portfolio Manager

May 17, 2017

The portfolio manager has day-to-day responsibility for managing the portfolio and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

MSCI Europe Index: A market capitalization-weighted index of approximately 500 stocks traded in 15 European markets.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/17
Nestle, Switzerland	4.7%
British American Tobacco, United Kingdom	4.3
Roche Holding, Switzerland	3.8
Novartis, Switzerland	3.5
Vodafone, United Kingdom	3.4
Dufry, Switzerland	3.2
Wirecard, Germany	2.8
Allianz, Germany	2.7
Zurich Insurance Group, Switzerland	2.4
Prudential, United Kingdom	2.4
Simcorp, Denmark	2.3
LVMH Moet Hennessy Louis Vuitton, France	2.3
BNP Paribas, France	2.3
Schneider Electric, France	2.2
Lloyds Banking Group, United Kingdom	2.2
Total, France	2.1
Com Hem Holding, Sweden	2.1
Unibail-Rodamco, France	2.1
UBS, Switzerland	2.1
Iliad, France	2.0
Eni, Italy	1.9
Gamesa, Spain	1.9
Liberty Global, United Kingdom	1.8
Playtech, United Kingdom	1.8
CaixaBank, Spain	1.8
Total	64.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/17	Year Ended 10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
NET ASSET VALUE						
Beginning of period	$ 17.47	$ 20.51	$ 20.03	$ 20.82	$ 15.47	$ 14.22
Investment activities						
Net investment income (1)	0.28	0.38	0.36	0.36	0.32	0.29
Net realized and unrealized gain / loss	1.98	(2.80)	0.45	(0.89)	5.32	1.30
Total from investment activities	2.26	(2.42)	0.81	(0.53)	5.64	1.59
Distributions						
Net investment income	(0.51)	(0.32)	(0.33)	(0.26)	(0.29)	(0.34)
Net realized gain	–	(0.30)	–	–	–	–
Total distributions	(0.51)	(0.62)	(0.33)	(0.26)	(0.29)	(0.34)
NET ASSET VALUE						
End of period	**$ 19.22**	**$ 17.47**	**$ 20.51**	**$ 20.03**	**$ 20.82**	**$ 15.47**

Ratios/Supplemental Data

Total return(2)	**13.40%**	**(12.10)%**	**4.12%**	**(2.57)%**	**37.03%**	**11.70%**
Ratio of total expenses to average net assets	0.97%(3)	0.96%	0.95%	0.96%	0.96%	1.00%
Ratio of net investment income to average net assets	3.24%(3)	2.07%	1.73%	1.66%	1.85%	2.02%
Portfolio turnover rate	28.4%	36.7%	47.7%	58.5%	48.0%	41.6%
Net assets, end of period (in millions)	$ 1,036	$ 1,099	$ 1,747	$ 1,463	$ 1,274	$ 703

(1) Per share amounts calculated using average shares outstanding method.
(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
DENMARK 3.5%		
Common Stocks 3.5%		
Novo Nordisk, B Shares	305,341	11,889
Simcorp	384,017	24,059
Total Denmark (Cost $20,011)		35,948
FRANCE 19.8%		
Common Stocks 19.8%		
Air Liquide	148,152	17,850
BNP Paribas	330,675	23,338
Bureau Veritas	680,906	15,777
Dassault Aviation	6,419	8,772
Iliad	85,172	20,673
LVMH Moet Hennessy Louis Vuitton	95,694	23,624
Plastic Omnium	340,907	13,342
Schneider Electric	290,219	22,987
SEB	97,418	15,688
Total	421,712	21,648
Unibail-Rodamco	86,573	21,258
Total France (Cost $166,961)		204,957
GERMANY 8.6%		
Common Stocks 8.6%		
Allianz	144,350	27,481
SAP	185,117	18,543
Telefonica Deutschland Holding	2,889,824	14,012
Wirecard	492,199	29,104
Total Germany (Cost $66,185)		89,140

SWEDEN 4.5%		
Common Stocks 4.5%		
Com Hem Holding	1,738,652	21,633
Nordea Bank	984,626	12,110
Skandinaviska Enskilda Banken, A Shares	1,116,507	12,857
Total Sweden (Cost $29,598)		46,600
SWITZERLAND 20.1%		
Common Stocks 20.1%		
Dufry (1)	200,510	32,855
Julius Baer	99,418	5,184
Nestle	634,549	48,873
Novartis	465,519	35,838
Roche Holding	150,168	39,294
UBS	1,244,976	21,253
Zurich Insurance Group	89,384	24,736
Total Switzerland (Cost $194,845)		208,033
UNITED KINGDOM 25.8%		
Common Stocks 25.8%		
AstraZeneca	248,736	14,897
British American Tobacco	666,131	45,006
Experian	802,428	17,262
GlaxoSmithKline	797,541	16,053
Greene King	1,632,039	15,882
Johnson Matthey	379,472	14,638
Liberty Global, Class A (USD) (1)	295,300	10,459
Liberty Global, Series C (USD) (1)	249,400	8,632
Lloyds Banking Group	25,486,878	22,901
Next	213,421	11,897
Playtech	1,520,998	18,890
Prudential	1,105,766	24,541

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $913,433)	$ 1,032,300
Dividends receivable	2,592
Receivable for shares sold	1,300
Foreign currency (cost $467)	467
Cash	25
Other assets	5,869
Total assets	1,042,553
Liabilities	
Payable for investment securities purchased	2,330
Investment management fees payable	659
Payable for shares redeemed	351
Due to affiliates	125
Other liabilities	2,539
Total liabilities	6,004
NET ASSETS	**$ 1,036,549**
Net Assets Consist of:	
Undistributed net investment income	$ 11,668
Accumulated undistributed net realized loss	(138,010)
Net unrealized gain	118,812
Paid-in capital applicable to 53,942,492 shares of $0.01 par value capital stock outstanding; 18,000,000,000 shares of the Corporation authorized	1,044,079
NET ASSETS	**$ 1,036,549**
NET ASSET VALUE PER SHARE	
Investor Class	
($1,036,256,949 / 53,927,314 shares outstanding)	**$ 19.22**
I Class	
($291,745 / 15,178 shares outstanding)	**$ 19.22**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Europe. The fund has two classes of shares: the European Stock Fund (Investor Class) and the European Stock Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $280,569,000 and $430,806,000, respectively, for the six months ended April 30, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2016, the fund had $127,059,000 of available capital loss carryforwards.

At April 30, 2017, the cost of investments for federal income tax purposes was $915,331,000. Net unrealized gain aggregated $116,914,000 at period-end, of which $153,993,000 related to appreciated investments and $37,079,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2017, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until February 28, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, less than $1,000 of expenses were waived/paid by Price Associates during the six months ended April 30, 2017 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended April 30, 2017, expenses incurred pursuant to these service agreements were $42,000 for Price Associates; $308,000 for T. Rowe Price Services, Inc.; and $16,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2017, the fund was allocated $103,000 of Spectrum Funds’ expenses. Of these amounts, $70,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Approximately $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2017, approximately 21% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of April 30, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 14,188 shares of I Class’s, representing 93% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - SUBSEQUENT EVENT

Effective May 1, 2017, Price Associates will implement an additional tier in the graduated fee schedule for the group fee rate, whereby a rate of 0.265% will be applied for combined net assets of the group in excess of $650 billion.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website.

To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In that regard, at an in-person meeting held on March 6–7, 2017 (the Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price Funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price Funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price Funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the fund’s I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price Funds exceed $650 billion. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees and non-management expenses of the Investor Class of the fund to a group of competitor funds selected by Broadridge (Investor Class Expense Group); and (ii) total expenses, actual management fees and non-management expenses of the Investor Class of the fund to a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes, and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group) and second quintile (Expense Universe), and the fund’s total expenses ranked in the first quintile (Investor Class Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price Funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 15, 2017